UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23240

Eaton Vance Floating-Rate 2022 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate 2022 Target Term Trust (EFL)

Annual Report

June 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2019

Eaton Vance

Floating-Rate 2022 Target Term Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	33

Federal Tax Information	34

Notice to Shareholders	35

Annual Meeting of Shareholders	36

Dividend Reinvestment Plan	37

Board of Trustees’ Contract Approval	39

Management and Organization	42

Important Notices	45

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return for the 12-month period ended June 30, 2019, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 3.97%. Coupon income represented the majority of performance, as loan prices eased over the period amid weakening technical conditions. The average loan price within the Index softened to $96.80 at the end of June 2019, down from $98.10 as the period commenced — but up from a monthly low of $93.80 in December 2018.

In the opening months of the period, the U.S. fixed income market was still in a rising-rate environment, with the U.S. Federal Reserve Board (the Fed) announcing a rate hike in September 2018 — its third of the year — and investors generally expecting incremental hikes to continue. While rising rates were a negative for most fixed income asset classes, they helped demand for floating-rate investments.

But as 2018 came to a close, a return of marked volatility in equities and a subsequent pivot to dovish comments by the Fed led investors to reduce exposure in corporate asset classes, including loans, as they feared weakness in the U.S. economy. As market participants increasingly anticipated falling interest rates, demand for floating-rate investments weakened, leading to market value declines in the final quarter of 2018. In January and February of 2019, however, the floating-rate market experienced a recovery, erasing a large portion of the losses in the previous quarter. Price performance was mixed in the final months of the period, down in March before rallying in April, then easing again in May and June.

The par amount of loan outstandings grew during the period to a record $1.2 trillion, up approximately $150 billion as the supply of new loans within the Index expanded. On the demand side, institutional investors represented the vast majority of loan market demand, with investor interest throughout the period. However, a key offset proved to be retail mutual fund redemptions — despite otherwise sound loan market fundamentals and strong buying activity among institutional investors.

Corporate fundamentals continued to reflect the relatively benign economic environment, as the U.S. recovery held steady during the period. On a last-12-months basis, the loan default rate closed the period at 1.34% on a par-weighted basis, down from almost 2% at the start of the period and well below its long-term average of approximately 3%.

Fund Performance

For the 12-month period ended June 30, 2019, Eaton Vance Floating-Rate 2022 Target Term Trust (the Fund) shares returned 3.86% at net asset value (NAV), underperforming the 3.97% return of the Index. The Fund is managed against the stated objectives of delivering high current income and returning the initial NAV of $9.85 (before deduction of offering costs) per common share to shareholders after five years. At period end, the Fund’s NAV was $9.49.

During the period, the Fund was overweighted to higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over time, but it may detract from relative results versus the Index in times when lower-rated loans perform well.

For the 12-month period, BBB-rated8 loans in the Index returned 4.38%, BB-rated loans in the Index returned 4.08%, B-rated loans in the Index returned 4.22%, CCC-rated loans in the Index returned 2.39%, and D-rated (defaulted) loans in the Index returned –10.72%. Given this performance mix, the Fund’s positioning and resulting underweight, relative to the Index, to CCC-rated loans and defaulted loans helped performance versus the Index. Credit selection detracted from performance versus the Index for the period. Examples include loan picks within the financial intermediaries, retailers (except food and drug), and oil and gas sectors.

Performance was also helped by the Fund’s holdings in high-yield bonds, as the high-yield asset class outperformed the loan market during the period — and high-yield bonds are not included in the Index. The Fund’s employment of investment leverage6 also contributed to performance versus the Index, which does not employ leverage. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying the Fund’s underlying investments in both up and down market environments. The use of leverage amplified the positive total return of the Fund’s underlying portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	07/31/2017	3.86%	—	3.35%
Fund at Market Price	—	4.20	—	2.17
S&P/LSTA Leveraged Loan Index	—	3.97%	3.68%	3.98%

% Premium/Discount to NAV[4]
				–2.16%

Distributions[5]
Total Distributions per share for the period				$0.533
Distribution Rate at NAV				5.82%
Distribution Rate at Market Price				5.95%

% Total Leverage[6]
Borrowings				26.42%
Variable Rate Term Preferred Shares (VRTP Shares)				9.19

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Fund Profile

Top 10 Issuers (% of total investments)7

Sprint Communications, Inc.	1.5%

Infor (US), Inc.	1.1

TransDigm, Inc.	1.1

Change Healthcare Holdings, LLC	1.1

Jaguar Holding Company II	1.0

Las Vegas Sands, LLC	1.0

Asurion, LLC	0.9

Golden Nugget, Inc.	0.9

Virgin Media Investment Holdings Limited	0.9

Citgo Petroleum Corporation	0.8

Total	10.3%

Top 10 Sectors (% of total investments)7

Electronics/Electrical	12.2%

Health Care	9.4

Business Equipment and Services	7.5

Lodging and Casinos	5.7

Telecommunications	5.2

Cable and Satellite Television	4.7

Chemicals and Plastics	4.5

Oil and Gas	4.0

Industrial Equipment	3.9

Drugs	3.8

Total	60.9%

Credit Quality (% of bonds and loans)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2019, the Fund is managed by Scott H. Page, Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P. McElaney. Mr. Page will serve as a member of the portfolio management team of the Fund through October 31, 2019.

5

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 128.6%(1)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 1.4%

TransDigm, Inc.

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	$2,940	$2,891,164

WP CPP Holdings, LLC

Term Loan, 6.34%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2025	199	198,583

		$3,089,747

Automotive — 2.7%

Adient US, LLC

Term Loan, 6.87%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)	$525	$513,078

Apro, LLC

Term Loan, 6.41%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	1,253	1,254,984

Belron Finance US, LLC

Term Loan, 5.07%, (3 mo. USD LIBOR + 2.50%), Maturing November 7, 2024	222	221,761

Chassix, Inc.

Term Loan, 8.06%, (USD LIBOR + 5.50%), Maturing November 15, 2023(2)	246	246,558

Garrett LX III S.a.r.l.

Term Loan, 4.82%, (3 mo. USD LIBOR + 2.50%), Maturing September 27, 2025	99	97,822

IAA Spinco, Inc.

Term Loan, Maturing May 22, 2026(3)	225	226,125

L&W, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025	297	291,060

Panther BF Aggregator 2 L.P.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	1,425	1,415,025

Tenneco, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	1,418	1,311,534

Thor Industries, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	518	511,364

		$6,089,311

Beverage and Tobacco — 0.1%

Arterra Wines Canada, Inc.

Term Loan, 5.17%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	$148	$146,990

		$146,990

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.1%

Advisor Group, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	$223	$223,522

OZ Management L.P.

Term Loan, 7.19%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	55	55,000

		$278,522

Building and Development — 2.6%

Beacon Roofing Supply, Inc.

Term Loan, 4.66%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	$222	$219,902

Brookfield Property REIT, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	372	364,175

Core & Main L.P.

Term Loan, Maturing August 1, 2024(3)	125	124,870

DTZ U.S. Borrower, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	2,184	2,179,941

NCI Building Systems, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	298	290,301

Quikrete Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	1,933	1,902,391

Werner FinCo L.P.

Term Loan, 6.33%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	860	826,670

		$5,908,250

Business Equipment and Services — 11.7%

Adtalem Global Education, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025	$149	$148,546

AlixPartners, LLP

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	1,397	1,396,109

Allied Universal Holdco, LLC

Term Loan, Maturing June 26, 2026(3)	52	51,748

Term Loan, Maturing June 26, 2026(3)	523	522,653

AppLovin Corporation

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	871	870,222

ASGN Incorporated

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025	168	167,519

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Belfor Holdings, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	$175	$176,312

Bracket Intermediate Holding Corp.

Term Loan, 6.82%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	347	346,507

Camelot UK Holdco Limited

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023	440	441,591

Ceridian HCM Holding, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025	571	572,467

Change Healthcare Holdings, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024	3,840	3,814,803

Cypress Intermediate Holdings III, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing April 26, 2024	695	687,216

Deerfield Dakota Holding, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025	499	485,230

EAB Global, Inc.

Term Loan, 6.38%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)	543	540,070

EIG Investors Corp.

Term Loan, 6.27%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	1,728	1,718,911

First Data Corporation

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022	794	793,552

IG Investment Holdings, LLC

Term Loan, 6.37%, (USD LIBOR + 4.00%), Maturing May 23, 2025(2)	173	171,987

IRI Holdings, Inc.

Term Loan, 7.02%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025	622	621,486

Iron Mountain, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	346	336,336

J.D. Power and Associates

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	1,274	1,270,629

Kronos Incorporated

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	2,445	2,441,827

KUEHG Corp.

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	1,397	1,394,341

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Ping Identity Corporation

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	$124	$123,595

Pre-Paid Legal Services, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	183	183,000

Prime Security Services Borrower, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	1,114	1,108,023

Red Ventures, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024	429	428,842

SMG US Midco 2, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025	99	98,287

Solera, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	2,530	2,519,141

Spin Holdco, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	1,423	1,397,834

Trans Union, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025	173	173,087

West Corporation

Term Loan, 6.02%, (3 mo. USD LIBOR + 3.50%), Maturing October 10, 2024	124	114,237

Term Loan, 6.52%, (3 mo. USD LIBOR + 4.00%), Maturing October 10, 2024	394	368,308

Worldpay, LLC

Term Loan, 4.14%, (USD LIBOR + 1.75%), Maturing August 9, 2024(2)	765	766,008

		$26,250,424

Cable and Satellite Television — 5.6%

Altice France S.A.

Term Loan, 6.08%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026	$1,281	$1,245,286

Term Loan, 6.39%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026	500	490,700

Charter Communications Operating, LLC

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing April 30, 2025	1,305	1,304,944

CSC Holdings, LLC

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	399	393,680

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026	470	465,604

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)

Radiate Holdco, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	$586	$573,449

Telenet Financing USD, LLC

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026	1,025	1,015,497

Unitymedia Finance, LLC

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	300	299,494

UPC Financing Partnership

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	2,249	2,248,382

Virgin Media Bristol, LLC

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	3,000	2,992,917

Ziggo Secured Finance Partnership

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025	1,650	1,619,176

		$12,649,129

Chemicals and Plastics — 7.1%

Alpha 3 B.V.

Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024	$1,251	$1,226,902

Axalta Coating Systems US Holdings, Inc.

Term Loan, 4.08%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	2,896	2,866,885

Ferro Corporation

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	134	133,398

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	137	136,298

Hexion, Inc.

DIP Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing October 1, 2020	150	150,186

Term Loan, Maturing June 25, 2026(3)	300	297,000

Ineos US Finance, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024	1,281	1,266,361

Invictus U.S., LLC

Term Loan, 5.52%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	198	196,266

Kraton Polymers, LLC

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025	1,012	1,010,709

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

Messer Industries GmbH

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026	$524	$516,814

Momentive Performance Materials, Inc.

Term Loan, 5.59%, (3 mo. USD LIBOR + 3.25%), Maturing April 16, 2024	175	174,016

Platform Specialty Products Corporation

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026	249	248,387

PMHC II, Inc.

Term Loan, 6.10%, (USD LIBOR + 3.50%), Maturing March 31, 2025(2)	745	681,769

Polar US Borrower, LLC

Term Loan, 7.34%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025	348	344,320

PQ Corporation

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025	2,090	2,083,378

Proampac PG Borrower, LLC

Term Loan, 5.99%, (USD LIBOR + 3.50%), Maturing November 18, 2023(2)	725	696,271

Spectrum Holdings III Corp.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	135	127,043

Starfruit Finco B.V.

Term Loan, 5.67%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	1,122	1,107,220

Tronox Finance, LLC

Term Loan, 5.37%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024	1,275	1,263,165

Venator Materials Corporation

Term Loan, 5.52%, (3 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	1,277	1,262,881

		$15,789,269

Conglomerates — 1.1%

Kronos Acquisition Holdings, Inc.

Term Loan, 9.40%, (1 mo. USD LIBOR + 7.00%), Maturing May 15, 2023	$623	$620,320

Penn Engineering & Manufacturing Corp.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024	1,906	1,903,379

		$2,523,699

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products — 4.8%

Berlin Packaging, LLC

Term Loan, 5.43%, (USD LIBOR + 3.00%), Maturing November 7, 2025(2)	$99	$96,370

Berry Global, Inc.

Term Loan, Maturing May 15, 2026(3)	375	373,040

BWAY Holding Company

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	735	711,342

Flex Acquisition Company, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing December 29, 2023	2,435	2,319,580

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	590	562,179

Libbey Glass, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021	1,858	1,478,348

Pelican Products, Inc.

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	248	243,788

Reynolds Group Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	3,932	3,908,158

Ring Container Technologies Group, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	342	338,462

Trident TPI Holdings, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024	767	727,898

		$10,759,165

Cosmetics / Toiletries — 0.1%

KIK Custom Products, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	$250	$236,813

		$236,813

Drugs — 4.9%

Albany Molecular Research, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	$737	$724,901

Term Loan - Second Lien, 9.40%, (1 mo. USD LIBOR + 7.00%), Maturing August 30, 2025	500	500,937

Amneal Pharmaceuticals, LLC

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	1,386	1,379,313

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)

Bausch Health Companies, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	$476	$476,579

Catalent Pharma Solutions, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	324	324,590

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	2,940	2,765,437

Jaguar Holding Company II

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	2,939	2,924,608

Mallinckrodt International Finance S.A.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	1,889	1,702,603

Term Loan, 5.53%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	219	197,522

		$10,996,490

Ecological Services and Equipment — 2.0%

Advanced Disposal Services, Inc.

Term Loan, 4.64%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	$2,821	$2,821,319

EnergySolutions, LLC

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	670	639,608

GFL Environmental, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025	966	950,793

		$4,411,720

Electronics / Electrical — 17.4%

Almonde, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	$1,412	$1,378,859

Applied Systems, Inc.

Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024	1,531	1,520,549

Aptean, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing April 23, 2026	200	199,375

Avast Software B.V.

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing September 30, 2023	468	467,455

Banff Merger Sub, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	1,393	1,324,221

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Barracuda Networks, Inc.

Term Loan, 5.77%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	$869	$869,717

Blackhawk Network Holdings, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025	322	319,883

Canyon Valor Companies, Inc.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023	701	696,118

Carbonite, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing March 26, 2026	180	180,712

Celestica, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	124	121,888

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing September 20, 2025	298	288,073

CommScope, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	700	700,088

CPI International, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	737	731,348

Cypress Semiconductor Corporation

Term Loan, 4.41%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021	1,184	1,184,576

Datto, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing April 2, 2026	125	126,250

DigiCert, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024	1,611	1,607,807

Electro Rent Corporation

Term Loan, 7.58%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	735	738,140

Energizer Holdings, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025	224	224,017

Epicor Software Corporation

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	2,568	2,554,695

Exact Merger Sub, LLC

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	246	245,625

EXC Holdings III Corp.

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	172	172,263

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Financial & Risk US Holdings, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	$448	$434,957

Flexera Software, LLC

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	667	665,081

GlobalLogic Holdings, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	174	173,579

Hyland Software, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024	2,440	2,434,965

Infoblox, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	719	720,467

Infor (US), Inc.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022	2,936	2,929,911

Informatica, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022	249	249,833

MA FinanceCo., LLC

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	247	242,325

MACOM Technology Solutions Holdings, Inc.

Term Loan, Maturing May 17, 2024(3)	580	522,002

Microchip Technology Incorporated

Term Loan, 4.41%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	604	601,671

MKS Instruments, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing February 2, 2026	150	149,943

Prometric Holdings, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025	99	98,135

Renaissance Holding Corp.

Term Loan, 5.73%, (2 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	495	481,388

Seattle Spinco, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	1,666	1,636,480

SGS Cayman L.P.

Term Loan, 7.70%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	149	147,704

SkillSoft Corporation

Term Loan, 7.15%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	1,974	1,712,510

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

SolarWinds Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	$443	$441,403

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	349	348,266

SS&C Technologies, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	509	507,832

Sutherland Global Services, Inc.

Term Loan, 7.70%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	641	634,530

TriTech Software Systems

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	323	320,040

TTM Technologies, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	106	105,235

Uber Technologies

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	1,960	1,959,494

Term Loan, 6.41%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	594	595,114

Ultimate Software Group, Inc. (The)

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	650	651,869

Ultra Clean Holdings, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	333	316,766

Verifone Systems, Inc.

Term Loan, 6.45%, (2 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	100	98,000

Term Loan, 6.52%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,020	991,828

Veritas Bermuda, Ltd.

Term Loan, 6.89%, (USD LIBOR + 4.50%), Maturing January 27, 2023(2)	735	668,816

Vero Parent, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	1,277	1,274,687

Wall Street Systems Delaware, Inc.

Term Loan, 5.65%, (6 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	250	242,779

Western Digital Corporation

Term Loan, 4.15%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	1,061	1,040,250

		$39,049,519

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Equipment Leasing — 0.9%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 4.13%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025	$1,883	$1,882,511

IBC Capital Limited

Term Loan, 6.15%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	222	222,002

		$2,104,513

Financial Intermediaries — 2.8%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 5.14%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	$150	$149,059

Aretec Group, Inc.

Term Loan, 6.65%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	1,021	1,002,344

Blackstone Mortgage Trust, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing April 23, 2026	150	150,750

Clipper Acquisitions Corp.

Term Loan, 4.18%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	443	438,817

Donnelley Financial Solutions, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023	406	404,980

EIG Management Company, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025	99	99,120

Focus Financial Partners, LLC

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024	743	742,616

Franklin Square Holdings L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025	199	198,996

Greenhill & Co., Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	550	549,083

GreenSky Holdings, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	1,333	1,331,459

Harbourvest Partners, LLC

Term Loan, 4.75%, (2 mo. USD LIBOR + 2.25%), Maturing March 1, 2025	182	181,318

StepStone Group L.P.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	247	247,801

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)

Victory Capital Holdings, Inc.

Term Loan, 7.25%, (USD Prime + 1.75%), Maturing February 12, 2025	$97	$97,283

Term Loan, Maturing July 1, 2026(3)	550	551,375

Virtus Investment Partners, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 2.25%), Maturing June 1, 2024	65	65,243

		$6,210,244

Food Products — 2.4%

Alphabet Holding Company, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$1,376	$1,301,996

Badger Buyer Corp.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	494	473,970

CHG PPC Parent, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	198	196,884

Del Monte Foods, Inc.

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	837	595,950

Hearthside Food Solutions, LLC

Term Loan, 6.09%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	670	655,788

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	174	172,602

HLF Financing S.a.r.l.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025	422	422,076

JBS USA Lux S.A.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026	1,322	1,321,045

Nomad Foods Europe Midco Limited

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	247	244,986

Restaurant Technologies, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	75	74,579

		$5,459,876

Food Service — 2.1%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024	$2,946	$2,929,883

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Service (continued)

Aramark Services, Inc.

Term Loan, 4.08%, (3 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	$326	$325,920

Del Frisco’s Restaurant Group, Inc.

Term Loan, 8.44%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025	248	248,119

Dhanani Group, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025	248	239,456

IRB Holding Corp.

Term Loan, 5.64%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2025	718	710,941

US Foods, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023	321	319,203

		$4,773,522

Food / Drug Retailers — 1.4%

Albertsons, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	$2,940	$2,941,635

Diplomat Pharmacy, Inc.

Term Loan, 6.91%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	180	165,600

		$3,107,235

Health Care — 13.5%

Accelerated Health Systems, LLC

Term Loan, 5.92%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	$224	$225,274

ADMI Corp.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	693	683,471

Akorn, Inc.

Term Loan, 9.44%, (1 mo. USD LIBOR + 7.00%), Maturing April 16, 2021	509	480,016

Alliance Healthcare Services, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	241	232,203

athenahealth, Inc.

Term Loan, 7.05%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	748	747,892

Avantor, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	200	200,802

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

BioClinica, Inc.

Term Loan, 6.81%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	$735	$694,504

BW NHHC Holdco, Inc.

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	396	369,518

Carestream Dental Equipment, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	737	726,436

Certara L.P.

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024	983	977,587

CHG Healthcare Services, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	2,301	2,292,888

Concentra, Inc.

Term Loan, 5.21%, (3 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	121	121,652

CryoLife, Inc.

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024	172	172,950

Envision Healthcare Corporation

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	1,816	1,580,946

Gentiva Health Services, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	975	976,341

GHX Ultimate Parent Corporation

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	1,373	1,354,111

Greatbatch Ltd.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022	653	655,204

Hanger, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	420	420,212

Inovalon Holdings, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	496	496,663

IQVIA, Inc.

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	1,344	1,344,221

MPH Acquisition Holdings, LLC

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	1,802	1,727,161

National Mentor Holdings, Inc.

Term Loan, 6.66%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	10	10,296

Term Loan, 6.66%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	164	165,347

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Navicure, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	$246	$245,111

One Call Corporation

Term Loan, 7.64%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	483	390,867

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.68%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	1,799	1,733,440

Parexel International Corporation

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	911	873,724

Phoenix Guarantor, Inc.

Term Loan, 6.92%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026	750	747,343

Prospect Medical Holdings, Inc.

Term Loan, 7.94%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	369	349,464

Radiology Partners Holdings, LLC

Term Loan, 7.36%, (USD LIBOR + 4.75%), Maturing July 9, 2025(2)	200	199,728

Select Medical Corporation

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	1,796	1,794,129

Sotera Health Holdings, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	923	912,962

Sound Inpatient Physicians

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	198	198,124

Surgery Center Holdings, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	731	707,564

Team Health Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	1,942	1,711,741

Tecomet, Inc.

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	1,274	1,272,805

U.S. Anesthesia Partners, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	1,422	1,401,301

Verscend Holding Corp.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	596	597,078

Viant Medical Holdings, Inc.

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	199	198,066

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Wink Holdco, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	$172	$169,143

		$30,158,285

Home Furnishings — 1.1%

Bright Bidco B.V.

Term Loan, 5.85%, (USD LIBOR + 3.50%), Maturing June 30, 2024(2)	$1,348	$957,136

Serta Simmons Bedding, LLC

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023	2,215	1,431,330

		$2,388,466

Industrial Equipment — 6.1%

AI Alpine AT Bidco GmbH

Term Loan, 5.64%, (1 mo. USD LIBOR + 3.25%), Maturing October 31, 2025	$100	$98,132

Altra Industrial Motion Corp.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	284	279,530

Apex Tool Group, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022	938	905,592

Carlisle Foodservice Products, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025	99	95,429

Clark Equipment Company

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024	1,822	1,810,427

CPM Holdings, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing November 15, 2025	124	123,131

Delachaux Group S.A.

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026	175	174,125

DXP Enterprises, Inc.

Term Loan, 7.15%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023	197	196,991

Engineered Machinery Holdings, Inc.

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024	862	841,406

EWT Holdings III Corp.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024	1,915	1,908,654

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

Filtration Group Corporation

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	$642	$641,302

Gardner Denver, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024	343	343,607

Gates Global, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024	1,960	1,952,317

Hayward Industries, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024	737	723,519

LTI Holdings, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025	174	164,460

Pro Mach Group, Inc.

Term Loan, 5.14%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025	99	95,232

Rexnord, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024	1,361	1,361,067

Robertshaw US Holding Corp.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025	395	365,375

Shape Technologies Group, Inc.

Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025	99	95,226

Tank Holding Corp.

Term Loan, 6.63%, (USD LIBOR + 4.00%), Maturing March 26, 2026(2)	200	200,344

Thermon Industries, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024	103	103,066

Titan Acquisition Limited

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	1,160	1,109,549

		$13,588,481

Insurance — 4.3%

Alliant Holdings Intermediate, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025	$885	$862,218

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	175	172,987

AmWINS Group, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024	272	270,677

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)

Asurion, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022	$1,303	$1,301,517

Term Loan - Second Lien, 8.90%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025	1,875	1,903,907

FrontDoor, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025	174	173,687

Hub International Limited

Term Loan, 5.59%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025	1,906	1,861,382

NFP Corp.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024	1,395	1,357,735

Sedgwick Claims Management Services, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025	473	467,013

USI, Inc.

Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	1,277	1,247,714

		$9,618,837

Leisure Goods / Activities / Movies — 3.6%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026	$723	$722,792

Ancestry.com Operations, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	1,596	1,594,272

ClubCorp Holdings, Inc.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	661	613,083

Crown Finance US, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025	617	607,201

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024	1,000	979,167

Live Nation Entertainment, Inc.

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023	2,940	2,938,932

Steinway Musical Instruments, Inc.

Term Loan, 6.14%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025	346	338,713

Travel Leaders Group, LLC

Term Loan, 6.38%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024	371	372,178

		$8,166,338

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos — 7.7%

Aimbridge Acquisition Co., Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026	$100	$100,249

Aristocrat Technologies, Inc.

Term Loan, 4.34%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024	221	218,865

Boyd Gaming Corporation

Term Loan, 4.62%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023	2,629	2,619,457

CCM Merger, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing August 8, 2021	896	895,802

CityCenter Holdings, LLC

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024	197	197,058

Four Seasons Hotels Limited

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023	2,940	2,937,173

Golden Nugget, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023	3,100	3,078,934

GVC Holdings PLC

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing March 29, 2024	420	418,813

Hanjin International Corp.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	200	198,500

Las Vegas Sands, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025	3,367	3,347,787

Playa Resorts Holding B.V.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	467	448,443

Stars Group Holdings B.V. (The)

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	1,472	1,473,802

VICI Properties 1, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	811	803,673

Wyndham Hotels & Resorts, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	496	495,668

		$17,234,224

Nonferrous Metals / Minerals — 1.0%

Dynacast International, LLC

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022	$1,273	$1,233,608

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)

Murray Energy Corporation

Term Loan, 9.77%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022	$735	$508,702

Oxbow Carbon, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	231	232,406

Term Loan - Second Lien, 9.90%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024	165	165,413

		$2,140,129

Oil and Gas — 3.3%

Apergy Corporation

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	$116	$115,446

Blackstone CQP Holdco L.P.

Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	400	401,000

Centurion Pipeline Company, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	100	99,749

CITGO Petroleum Corporation

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021	1,964	1,965,238

Term Loan, 7.60%, (3 mo. USD LIBOR + 5.00%), Maturing March 22, 2024	975	976,828

Delek US Holdings, Inc.

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	75	74,063

Equitrans Midstream Corporation

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing January 31, 2024	746	753,246

Fieldwood Energy, LLC

Term Loan, 7.65%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	1,500	1,397,501

McDermott Technology Americas, Inc.

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing May 9, 2025	494	486,292

MEG Energy Corp.

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	356	356,112

Prairie ECI Acquiror L.P.

Term Loan, 7.08%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	349	349,998

PSC Industrial Holdings Corp.

Term Loan, 6.14%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	296	295,069

		$7,270,542

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing — 1.5%

Ascend Learning, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	$1,277	$1,258,890

Getty Images, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	423	421,818

Harland Clarke Holdings Corp.

Term Loan, 7.08%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	585	495,795

Multi Color Corporation

Term Loan, 6.50%, (USD Prime + 1.00%), Maturing October 31, 2024	148	147,996

ProQuest, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	1,039	1,037,824

		$3,362,323

Radio and Television — 3.1%

E.W. Scripps Company (The)

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2026	$125	$124,609

Entercom Media Corp.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	847	848,209

Entravision Communications Corporation

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	347	334,594

Gray Television, Inc.

Term Loan, 4.93%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	274	273,478

Hubbard Radio, LLC

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	1,261	1,259,968

iHeartCommunications, Inc.

Term Loan, Maturing May 1, 2026(3)	1,350	1,353,375

Mission Broadcasting, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	134	133,160

Nexstar Broadcasting, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	670	666,771

Term Loan, Maturing June 20, 2026(3)	200	199,542

Univision Communications, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	1,914	1,825,382

		$7,019,088

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) — 1.2%

Ascena Retail Group, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	$860	$567,025

BJ’s Wholesale Club, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	694	695,322

Global Appliance, Inc.

Term Loan, 6.41%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	380	377,556

Hoya Midco, LLC

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	730	723,187

LSF9 Atlantis Holdings, LLC

Term Loan, 8.42%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	374	349,359

		$2,712,449

Steel — 2.3%

Atkore International, Inc.

Term Loan, 5.07%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	$2,075	$2,069,866

GrafTech Finance, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	1,034	1,017,889

Phoenix Services International, LLC

Term Loan, 6.16%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	345	345,708

Zekelman Industries, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	1,747	1,745,470

		$5,178,933

Surface Transport — 0.8%

Agro Merchants NAI Holdings, LLC

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	$148	$147,258

Kenan Advantage Group, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	297	287,667

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	976	944,500

PODS, LLC

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	221	218,208

XPO Logistics, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	225	223,517

		$1,821,150

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications — 5.0%

CenturyLink, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	$1,485	$1,451,977

Colorado Buyer, Inc.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	735	686,766

Global Eagle Entertainment, Inc.

Term Loan, 10.35%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	759	727,215

Intelsat Jackson Holdings S.A.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing November 27, 2023	900	891,281

Onvoy, LLC

Term Loan, 6.83%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	784	654,606

Plantronics, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025	505	503,276

Sprint Communications, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	2,940	2,900,653

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024	299	296,259

Syniverse Holdings, Inc.

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	370	343,310

Telesat Canada

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023	2,812	2,785,503

		$11,240,846

Utilities — 2.9%

Brookfield WEC Holdings, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025	$1,294	$1,295,307

Calpine Corporation

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	1,959	1,951,958

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing April 5, 2026	350	349,781

Granite Acquisition, Inc.

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	49	49,278

Term Loan, 6.09%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	1,230	1,232,138

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)

Talen Energy Supply, LLC

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	$693	$693,576

Term Loan, Maturing June 28, 2026(3)	300	297,000

USIC Holdings, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing December 8, 2023	321	318,512

Vistra Operations Company, LLC

Term Loan, 4.40%, (USD LIBOR + 2.00%), Maturing December 31, 2025(2)	394	394,147

		$6,581,697

Total Senior Floating-Rate Loans (identified cost $294,716,012)		$288,316,226

Corporate Bonds & Notes — 24.5%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 2.6%

Air Canada

7.75%, 4/15/21(4)	$2,000	$2,166,000

American Airlines Group, Inc.

5.00%, 6/1/22(4)	500	515,775

Bombardier, Inc.

6.125%, 1/15/23(4)	1,000	1,016,250

TransDigm, Inc.

6.00%, 7/15/22	1,000	1,012,500

United Continental Holdings, Inc.

4.25%, 10/1/22	1,000	1,027,500

		$5,738,025

Automotive — 0.2%

ZF North America Capital, Inc.

4.50%, 4/29/22(4)	$545	$555,441

		$555,441

Building and Development — 1.2%

Griffon Corp.

5.25%, 3/1/22	$600	$600,372

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(4)	1,000	1,035,000

Security	Principal Amount (000’s omitted)	Value

Building and Development (continued)

Standard Industries, Inc.

5.50%, 2/15/23(4)	$1,000	$1,030,000

		$2,665,372

Cable and Satellite Television — 1.8%

Cablevision Systems Corp.

5.875%, 9/15/22	$925	$981,656

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.125%, 2/15/23	1,000	1,018,300

CSC Holdings, LLC

5.125%, 12/15/21(4)	1,000	1,002,500

DISH DBS Corp.

5.00%, 3/15/23	1,000	970,000

		$3,972,456

Consumer Products — 0.2%

Mattel, Inc.

2.35%, 8/15/21	$475	$460,750

		$460,750

Containers and Glass Products — 0.4%

Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc.

4.25%, 9/15/22(4)	$1,000	$1,012,500

		$1,012,500

Drugs — 1.0%

Bausch Health Companies, Inc.

6.50%, 3/15/22(4)	$1,000	$1,037,500

Teva Pharmaceutical Finance Co., B.V.

3.65%, 11/10/21	250	241,562

Teva Pharmaceutical Finance IV, LLC

2.25%, 3/18/20	1,000	993,000

		$2,272,062

Ecological Services and Equipment — 0.4%

GFL Environmental, Inc.

5.375%, 3/1/23(4)	$1,000	$995,000

		$995,000

Electronics / Electrical — 1.7%

Anixter, Inc.

5.50%, 3/1/23	$1,000	$1,068,750

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

CommScope, Inc.

5.00%, 6/15/21(4)	$1,300	$1,301,625

Infor (US), Inc.

6.50%, 5/15/22	1,000	1,021,350

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 2/1/23(4)	338	317,720

		$3,709,445

Energy — 0.5%

Sunoco, L.P./Sunoco Finance Corp.

4.875%, 1/15/23	$1,000	$1,023,750

		$1,023,750

Financial Intermediaries — 1.3%

Ally Financial, Inc.

4.625%, 5/19/22	$1,000	$1,045,000

Ford Motor Credit Co., LLC

5.875%, 8/2/21	300	316,350

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	500	515,000

Navient Corp.

5.50%, 1/25/23	1,007	1,038,469

		$2,914,819

Food / Drug Retailers — 0.0%(5)

Safeway, Inc.

3.95%, 8/15/20	$100	$100,250

4.75%, 12/1/21	9	9,113

		$109,363

Health Care — 1.2%

Eagle Holding Co. II, LLC

7.625%, (7.625% cash or 8.375% PIK), 5/15/22 (4)(6)	$455	$458,412

7.75%, (7.75% cash or 8.50% PIK), 5/15/22 (4)(6)	206	208,060

HCA, Inc.

7.50%, 2/15/22	1,000	1,105,000

Kinetic Concepts, Inc./KCI USA, Inc.

12.50%, 11/1/21(4)	836	922,735

		$2,694,207

Security	Principal Amount (000’s omitted)	Value

Internet Software & Services — 0.5%

Netflix, Inc.

5.50%, 2/15/22	$1,000	$1,055,000

		$1,055,000

Leisure Goods / Activities / Movies — 0.5%

Sabre GLBL, Inc.

5.375%, 4/15/23(4)	$1,000	$1,027,500

		$1,027,500

Lodging and Casinos — 1.2%

MGM Resorts International

6.625%, 12/15/21	$1,000	$1,082,500

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23	676	688,675

Studio City Co., Ltd.

7.25%, 11/30/21(4)	1,000	1,036,250

		$2,807,425

Metals / Mining — 0.5%

Hudbay Minerals, Inc.

7.25%, 1/15/23(4)	$1,000	$1,033,750

		$1,033,750

Nonferrous Metals / Minerals — 0.1%

First Quantum Minerals, Ltd.

7.25%, 4/1/23(4)	$200	$195,500

New Gold, Inc.

6.25%, 11/15/22(4)	33	30,938

		$226,438

Oil and Gas — 2.9%

Antero Resources Corp.

5.125%, 12/1/22	$1,000	$963,750

Ascent Resources Utica Holdings, LLC/ ARU Finance Corp.

10.00%, 4/1/22(4)	775	824,329

Energy Transfer Operating, L.P.

4.25%, 3/15/23	1,000	1,044,393

Great Western Petroleum, LLC/Great Western Finance Corp.

9.00%, 9/30/21(4)	500	408,750

Precision Drilling Corp.

6.50%, 12/15/21	236	237,866

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)

Tervita Escrow Corp.

7.625%, 12/1/21(4)	$1,287	$1,315,584

Transocean, Inc.

8.375%, 12/15/21	750	792,187

Whiting Petroleum Corp.

5.75%, 3/15/21	1,000	1,001,250

		$6,588,109

Real Estate Investment Trusts (REITs) — 0.3%

iStar, Inc.

5.25%, 9/15/22	$600	$615,750

		$615,750

Road & Rail — 0.7%

Watco Cos., LLC/Watco Finance Corp.

6.375%, 4/1/23(4)	$1,500	$1,530,000

		$1,530,000

Steel — 0.5%

Allegheny Technologies, Inc.

5.95%, 1/15/21	$1,000	$1,032,500

		$1,032,500

Surface Transport — 1.3%

DAE Funding, LLC

5.25%, 11/15/21(4)	$1,000	$1,041,250

Park Aerospace Holdings, Ltd.

5.25%, 8/15/22(4)	1,000	1,058,110

XPO Logistics, Inc.

6.50%, 6/15/22(4)	750	766,875

		$2,866,235

Technology — 0.4%

Dell International, LLC/EMC Corp.

5.875%, 6/15/21(4)	$1,000	$1,016,945

		$1,016,945

Telecommunications — 3.1%

Altice Financing S.A.

6.625%, 2/15/23(4)	$335	$344,212

Altice Luxembourg S.A.

7.75%, 5/15/22(4)	219	223,106

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)

CenturyLink, Inc.

5.80%, 3/15/22	$1,000	$1,047,500

Hughes Satellite Systems Corp.

7.625%, 6/15/21	1,000	1,072,500

SBA Communications Corp.

4.00%, 10/1/22	90	91,688

Sprint Communications, Inc.

6.00%, 11/15/22	2,000	2,090,000

T-Mobile USA, Inc.

6.00%, 3/1/23	1,000	1,025,000

Zayo Group, LLC/Zayo Capital, Inc.

6.00%, 4/1/23	1,000	1,027,500

		$6,921,506

Total Corporate Bonds & Notes (identified cost $54,453,667)		$54,844,348

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Technology — 0.1%

Rovi Corp.

0.50%, 3/1/20	$292	$285,445

Total Convertible Bonds (identified cost $284,700)		$285,445

Short-Term Investments — 3.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.40%(7)	6,727,116	$6,727,116

Total Short-Term Investments (identified cost $6,727,116)		$6,727,116

Total Investments — 156.2% (identified cost $356,181,495)		$350,173,135

Notes Payable — (41.0)%		$(92,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (14.3)%		$(31,955,934)

Other Assets, Less Liabilities — (0.9)%		$(2,059,047)

Net Assets Applicable to Common Shares — 100.0%		$224,158,154

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at June 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	This Senior Loan will settle after June 30, 2019, at which time the interest rate will be determined.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2019, the aggregate value of these securities is $25,427,617 or 11.3% of the Trust’s net assets applicable to common shares.

(5)	Amount is less than 0.05%.

(6)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2019.

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Statement of Assets and Liabilities

Assets	June 30, 2019

Unaffiliated investments, at value (identified cost, $349,454,379)	$343,446,019

Affiliated investment, at value (identified cost, $6,727,116)	6,727,116

Cash	2,821,524

Interest receivable	1,302,439

Dividends receivable from affiliated investment	7,443

Receivable for investments sold	432,444

Prepaid upfront fees on variable rate term preferred shares	64,029

Prepaid upfront fees on notes payable	38,900

Prepaid expenses	16,845

Total assets	$354,856,759

Liabilities

Notes payable	$92,000,000

Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $44,066)	31,955,934

Payable for investments purchased	5,759,808

Payable to affiliates:

Investment adviser fee	200,488

Trustees’ fees	4,983

Interest expense and fees payable	648,754

Accrued expenses	128,638

Total liabilities	$130,698,605

Net assets applicable to common shares	$224,158,154

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 23,611,740 shares issued and outstanding	$236,117

Additional paid-in capital	231,888,379

Accumulated loss	(7,966,342)

Net assets applicable to common shares	$224,158,154

Net Asset Value Per Common Share

($224,158,154 ÷ 23,611,740 common shares issued and outstanding)	$9.49

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Statement of Operations

Investment Income	Year Ended June 30, 2019

Interest and other income	$19,337,289

Dividends from affiliated investment	130,337

Total investment income	$19,467,626

Expenses

Investment adviser fee	$2,476,641

Trustees’ fees and expenses	22,991

Custodian fee	160,186

Transfer and dividend disbursing agent fees	23,180

Legal and accounting services	72,447

Printing and postage	28,870

Interest expense and fees	4,780,247

Miscellaneous	38,217

Total expenses	$7,602,779

Net investment income	$11,864,847

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(671,189)

Investment transactions — affiliated investment	818

Net realized loss	$(670,371)

Change in unrealized appreciation (depreciation) —

Investments	$(2,912,625)

Investments — affiliated investment	71

Net change in unrealized appreciation (depreciation)	$(2,912,554)

Net realized and unrealized loss	$(3,582,925)

Net increase in net assets from operations	$8,281,922

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended June 30, 2019	Period Ended June 30, 2018(1)

From operations —

Net investment income	$11,864,847	$9,409,838

Net realized loss	(670,371)	(376,245)

Net change in unrealized appreciation (depreciation)	(2,912,554)	(3,095,806)

Net increase in net assets from operations	$8,281,922	$5,937,787

Distributions to common shareholders(2)	$(12,585,057)	$(9,581,606)

Capital share transactions —

Proceeds from sale of common shares(3)	$—	$232,472,214

Reinvestment of distributions to common shareholders	—	4,919

Offering costs on common shares	—	(472,025)

Net increase in net assets from capital share transactions	$—	$232,005,108

Net increase (decrease) in net assets	$(4,303,135)	$228,361,289

Net Assets Applicable to Common Shares

At beginning of period	$228,461,289	$100,000

At end of period	$224,158,154	$228,461,289 (4)

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

(2)

For the period ended June 30, 2018, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(3)	Proceeds from sale of common shares are net of sales load paid of $3,540,186 and include shares sold from the exercise of the underwriters’ over-allotment option of $26,012,400 (see Note 6).

(4)	Includes accumulated undistributed net investment income of $846,043 at June 30, 2018. The requirement to disclose the corresponding amount as of June 30, 2019 was eliminated.

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2019

Net increase in net assets from operations	$8,281,922

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(81,854,151)

Investments sold and principal repayments	92,289,300

Increase in short-term investments, net	(2,215,539)

Net amortization/accretion of premium (discount)	554,362

Amortization of prepaid upfront fees on variable rate term preferred shares	53,977

Amortization of deferred debt issuance costs on variable rate term preferred shares	37,005

Amortization of prepaid upfront fees on notes payable	58,262

Decrease in interest receivable	146,379

Increase in dividends receivable from affiliated investment	(6,254)

Decrease in prepaid expenses	30,005

Decrease in payable to affiliate for investment adviser fee	(7,058)

Increase in payable to affiliate for Trustees’ fees	4,983

Increase in interest expense and fees payable	26,885

Decrease in accrued expenses	(12,883)

Decrease in unfunded loan commitments	(214,640)

Net change in unrealized (appreciation) depreciation from investments	2,912,554

Net realized loss from investments	670,371

Net cash provided by operating activities	$20,755,480

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(12,585,057)

Proceeds from notes payable	11,000,000

Repayments of notes payable	(19,000,000)

Payment of upfront fees on notes payable	(85,411)

Net cash used in financing activities	$(20,670,468)

Net increase in cash	$85,012

Cash at beginning of year	$2,736,512

Cash at end of year	$2,821,524

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and variable rate term preferred shares	$4,689,529

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30, 2019	Period Ended June 30, 2018(1)

Net asset value — Beginning of period (Common shares)	$9.680	$9.850	(2)

Income (Loss) From Operations

Net investment income(3)	$0.502	$0.404

Net realized and unrealized loss	(0.159)	(0.152)

Total income from operations	$0.343	$0.252

Less Distributions to Common Shareholders

From net investment income	$(0.533)	$(0.406)

Total distributions to common shareholders	$(0.533)	$(0.406)

Offering costs charged to paid-in capital(3)	$—	$(0.020)

Premium related to exercise of underwriters’ over-allotment option(3)	$—	$0.004

Net asset value — End of period (Common shares)	$9.490	$9.680

Market value — End of period (Common shares)	$9.290	$9.440

Total Investment Return on Net Asset Value(4)	3.86%	2.55	%(5)(6)

Total Investment Return on Market Value(4)	4.20%	0.01	%(5)(6)

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

Ratios/Supplemental Data	Year Ended June 30, 2019	Period Ended June 30, 2018(1)

Net assets applicable to common shares, end of period (000’s omitted)	$224,158	$228,461

Ratios (as a percentage of average daily net assets applicable to common shares):†

Expenses excluding interest and fees	1.25%	1.24	%(7)

Interest and fee expense(8)	2.12%	1.53	%(7)

Total expenses	3.37%	2.77	%(7)

Net investment income	5.25%	4.50	%(7)

Portfolio Turnover	22%	30	%(5)

Senior Securities:

Total notes payable outstanding (in 000’s)	$92,000	$100,000

Asset coverage per $1,000 of notes payable(9)	$3,784	$3,605

Total variable rate term preferred shares outstanding	320	320

Asset coverage per variable rate term preferred share(10)	$280,773	$273,077

Involuntary liquidation preference per variable rate term preferred share(11)	$100,000	$100,000

Approximate market value per variable rate term preferred share(11)	$100,000	$100,000

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.

(3)	Computed using average common shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)	Not annualized.

(6)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Annualized.

(8)	Interest and fee expense relates to the variable rate term preferred shares (see Note 2) and the notes payable, for the purpose of financial leverage (see Note 7).

(9)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(10)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the variable rate term preferred shares, and multiplying the result by the liquidation value of one variable rate term preferred share. Such amount equates to 281% and 273% at June 30, 2019 and June 30, 2018, respectively.

(11)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus variable rate term preferred shares and borrowings are presented below. Ratios for periods less than one year are annualized.

	Year Ended June 30, 2019	Period Ended June 30, 2018(1)

Expenses excluding interest and fees	0.80%	0.83%

Interest and fee expense	1.35%	1.02%

Total expenses	2.15%	1.85%

Net investment income	3.35%	3.00%

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust was organized on March 16, 2017 and remained inactive until July 31, 2017, except for matters relating to its organization, including the sale of 10,000 shares for $100,000 to Eaton Vance Management (EVM). The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares of record on or about October 31, 2022 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to twelve months and one additional period of up to six months by a vote of the Trust’s Board of Trustees.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

28

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Notes to Financial Statements — continued

D  Federal Taxes — The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.

As of June 30, 2019, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Organization and Offering Costs — Organization costs paid in connection with the organization of the Trust were borne directly by EVM, the Trust’s investment adviser. EVM agreed to pay all common share offering costs (other than sales loads) that exceed $0.02 per common share. Costs incurred by the Trust in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2  Variable Rate Term Preferred Shares

On September 6, 2017, the Trust issued 320 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at June 30, 2019.

The VRTP Shares are a form of preferred shares that represent stock of the Trust. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share and a mandatory redemption date of September 8, 2020, unless extended. Dividends on the VRTP Shares are determined each day based on a spread of 1.85% to three-month LIBOR. Such spread is determined based on the current credit rating of the VRTP Shares, which is provided by Moody’s Investor Service.

The VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. In connection with the issuance of VRTP Shares, the Trust paid an upfront fee of $160,000 and debt issuance costs of $110,112, both of which are being amortized to interest expense and fees over a period of three years. The unamortized amount of the debt issuance costs as of June 30, 2019 is presented as a deduction of the liability for VRTP Shares on the Statement of Assets and Liabilities.

The carrying amount of the VRTP Shares at June 30, 2019 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 9) at June 30, 2019. The average liquidation preference of the VRTP Shares during the year ended June 30, 2019 was $32,000,000.

29

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Notes to Financial Statements — continued

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the VRTP Shares at June 30, 2019 was 4.44%. The amount of dividends accrued and the average annual dividend rate of the VRTP Shares during the year ended June 30, 2019 were $1,401,384 and 4.38%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the year ended June 30, 2019 and the period ended June 30, 2018 was as follows:

	Year Ended June 30, 2019	Period Ended June 30, 2018(1)

Ordinary income	$13,986,441	$10,547,641

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

During the year ended June 30, 2019, accumulated loss was increased by $90,423 and paid-in capital was increased by $90,423 due to differences between book and tax accounting, primarily for non-deductible expenses and offering costs. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$901,461

Deferred capital losses	$(1,449,062)

Net unrealized depreciation	$(7,418,741)

At June 30, 2019, the Trust, for federal income tax purposes, had deferred capital losses of $1,449,062 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at June 30, 2019, $876,280 are short-term and $572,782 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$357,591,876

Gross unrealized appreciation	$729,993

Gross unrealized depreciation	(8,148,734)

Net unrealized depreciation	$(7,418,741)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average daily total managed assets and is payable monthly. During any extension period of the Trust’s term, the fee will be reduced to 0.35% of the Trust’s average daily total managed assets. Total managed assets as referred to herein represent total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended June 30, 2019, the Trust’s investment adviser fee amounted to $2,476,641.

30

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Notes to Financial Statements — continued

The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for investment advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $76,622,404 and $91,050,014, respectively, for the year ended June 30, 2019.

6  Common Shares of Beneficial Interest

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares at a price of $9.85 (after deduction of the sales load). Additional shares were issued by the Trust on September 11, 2017 pursuant to the exercise of the over-allotment option. The Trust’s net asset value per share on such date was $9.81, resulting in a premium of $104,050. The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the year ended June 30, 2019. Transactions in common shares for the period ended June 30, 2018 were as follows:

Period Ended June 30, 2018(1)

Sales (initial public offering)	21,000,000

Exercise of over-allotment option by underwriters	2,601,240

Issued to shareholders electing to receive payments of distributions in Trust shares	500

Net increase	23,601,740

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

7  Credit Agreement

The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $109 million ($104 million prior to March 19, 2019). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 17, 2020, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 19, 2019, the Trust paid an upfront fee of $54,500, which is being amortized to interest expense over a period of one year. The unamortized balance at June 30, 2019 is approximately $39,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. In August 2018, in connection with the extension of the termination date of the Agreement to March 19, 2019, the Trust also paid an upfront fee of $30,911, which was fully amortized. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2019, the Trust had borrowings outstanding under the Agreement of $92,000,000 at an interest rate of 3.22%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at June 30, 2019. For the year ended June 30, 2019, the average borrowings under the Agreement and the average interest rate (excluding fees) were $95,895,890 and 3.14%, respectively.

8  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

31

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2019, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Loans	$—	$288,316,226	$—	$288,316,226

Corporate Bonds & Notes	—	54,844,348	—	54,844,348

Convertible Bonds	—	285,445	—	285,445

Short-Term Investments	—	6,727,116	—	6,727,116

Total Investments	$—	$350,173,135	$—	$350,173,135

32

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate 2022 Target Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate 2022 Target Term Trust (the “Trust”), including the portfolio of investments, as of June 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended June 30, 2019 and for the period from the start of business, July 31, 2017, to June 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2019, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended June 30, 2019 and for the period from the start of business, July 31, 2017, to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

33

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

34

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Notice to Shareholders (Unaudited)

The purpose of this notice is to inform Fund shareholders that the London Interbank Offered Rate (“LIBOR”) will be phased out by the end of 2021 and of certain risks associated with this change.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements, and to determine dividend rates for preferred shares.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments held by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing or the dividend rate for preferred shares, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

35

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 18, 2019. The following action was taken by the shareholders:

Item 1:  The election of Cynthia E. Frost, Valerie A. Mosley, William H. Park and Helen Frame Peters as Class II Trustees of the Fund for a three-year term expiring in 2022. Ms. Mosley was elected solely by VRTP Shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Cynthia E. Frost	21,878,193	634,958

William H. Park	21,874,089	639,062

Helen Frame Peters	21,873,062	640,089

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld

Valerie A. Mosley	320	0

36

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

37

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate 2022 Target Term Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

38

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

39

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Floating-Rate 2022 Target Term Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. In this regard, the Board considered the experience of the Adviser’s large group of bank loan investment professionals and other personnel who manage other accounts, including other Eaton Vance Funds that invest in senior floating rate loans. The Board also considered information regarding the management of the Fund’s portfolio in the context of the target term structure and noted the Adviser’s experience with this structure. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

40

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

41

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 168 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three-year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2021. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 168 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class I Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class II Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee(3)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class II Trustee(3)	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

42

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2022. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class II Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton(4) 1958	Class I Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(4) 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2020. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class III Trustee	Until 2020. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

43

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	VRTP Trustee
(4)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

45

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

27978    6.30.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief

Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal period from commencement of operations on July 31, 2017 to June 30, 2018 and for the registrant’s fiscal year ended June 30, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Floating-Rate 2022 Target Term Trust

Fiscal Periods Ended	06/30/18*	6/30/19
Audit Fees	$35,000	$38,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,100	$17,670
All Other Fees(3)	$0	$0

Total	$56,100	$56,470

*	Registrant commenced operations on July 31, 2017.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended June 30, 2018 and the registrant’s fiscal year ended June 30, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Periods Ended	06/30/18*	06/30/19
Registrant	$21,000	$17,670
Eaton Vance(1)	$51,855	$60,130

*	Registrant commenced operations on July 31, 2017.
(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Scott H. Page, Craig P. Russ and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Messrs. Page and Russ are Vice Presidents of EVM and have been portfolio managers of the Trust since July 2017. Messrs. Page, Russ and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,813.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,771.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,813.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	14	$28,836.2	0	$0
Other Pooled Investment Vehicles	10	$8,350.8	0	$0
Other Accounts	5	$4,933.4	0	$0

Craig P. Russ
Registered Investment Companies	10	$24,575.8	0	$0
Other Pooled Investment Vehicles	5	$6,143.3	0	$0
Other Accounts	7	$6,027.5	0	$0

Andrew N. Sveen
Registered Investment Companies	11	$25,878.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None

Catherine C. McDermott	None

Daniel P. McElaney	None

Scott H. Page	$100,001 - $500,000

Craig P. Russ	None

Andrew N. Sveen	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate 2022 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 26, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 26, 2019